Exhibit 99.1

DELIVERING SUPERIOR SHAREHOLDER VALUE Bank of America / Merrill Lynch Power and Gas Leaders Conference September 20, 2011

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our 2011 earnings outlook. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to greenhouse gas emissions, renewable energy mandates, nuclear plant operations and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and in Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

3 NYSE Ticker PNW Market Cap $5 Billion Enterprise Value $8 Billion Principal Subsidiary • Arizona’s largest electric utility • $12 billion assets Service Territory • 1.1 million customer accounts • 34,646 square miles Customer Growth • 1.3% average annual growth expected 2011-2013 • 3-4% historical average — well above industry average 2010 Peak Demand – 6,936 MW CONTINENTAL UNITED STATES STATE OF ARIZONA PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility.

PINNACLE WEST: OUR VALUE PROPOSITION 4 Our commitment to investors: Deliver superior shareholder returns through.

5 PINNACLE WEST: OUR VALUE PROPOSITION

POSITIVE LONG-TERM DEMOGRAPHICS 6 CAPITALIZING ON INTRINSIC GROWTH Superior Growth APS’s customer growth generally outpaces U.S. and Arizona population growth. Annual Growth 1990 1995 2000 2005 2010 2015 Projected APS Customer Growth Arizona Population Growth US Population Growth 2.5%* Millions APS Customer Growth *Compound Annual Growth Rate

7 We reduced capital expenditures based on current economic conditions, yet still expect strong rate base growth. APS CAP EX DRIVES STRONG RATE BASE GROWTH APS Capital Expenditures APS Rate Base $ Millions $ Billions Projected Projected CAPITALIZING ON INTRINSIC GROWTH Other Distribution Transmission Renewable Environmental Traditional Generation

8 PINNACLE WEST: OUR VALUE PROPOSITION

9 OPERATIONAL HIGHLIGHTS Customer Satisfaction Ranked 4th highest nationally among investor-owned electric utilities in 2011 J.D. Power residential customer survey Strong Nuclear and Coal Baseload Resources 2010 capacity factors above or at industry averages Nuclear – APS 91% vs. 91% industry average Coal – APS 81% vs. 68% industry average Palo Verde 20-year license extension approved by U.S. Nuclear Regulatory Commission Internationally Recognized Environmental, Sustainability and Governance Leader Dow Jones North America Sustainability Index (7 consecutive years) 15th best in Corporate Responsibility Magazine’s “100 Best Corporate Citizens” Southwest Power Outage (September 8, 2011) We focus on maintaining top-tier performance companywide.

10 PINNACLE WEST: OUR VALUE PROPOSITION

RENEWABLE ENERGY RISES WITH THE SUN 11 We are helping Arizona become the “Solar Capital of the World.” Germany and Japan are among countries with highest installed solar capacity, yet have solar conditions far inferior to Arizona MAKING COMPELLING CAPITAL INVESTMENTS Arizona

APS AZ Sun Program 12 MAKING COMPELLING CAPITAL INVESTMENTS Phase II - Proposed Additional 100 MW Up to $475 million capital investment In service 2013 through 2015 Rate recovery through RES until included in base rates Requested in 2012 RES Implementation Plan filed with ACC July 1, 2011 Decision expected by end of 2011 Phase I – Underway 100 MW Up to $500 million capital investment In service 2011 through 2014 Constructive rate recovery Commitments to date: 83 MW $384 million capital investment Additional procurement initiatives underway Owning solar resources makes sense for our customers, communities, environment, and provides returns to our shareholders. Utility-scale solar photovoltaic plants to be owned by APS

13 MAKING COMPELLING CAPITAL INVESTMENTS FOUR CORNERS POWER PLANT TRANSACTIONS Our proposal represents a balanced solution to new environmental regulations. Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million Acquisition target date: late 2012 Estimated environmental compliance investment: $300 million Finance with mix of debt and equity Arizona, California and other regulatory approvals required Economic, environmental and social benefits ACC Procedural Schedule May 31, 2011 Staff/Intervenor direct testimony June 22, 2011 APS rebuttal testimony Sept . 1, 2011 Hearing concluded

14 PINNACLE WEST: OUR VALUE PROPOSITION

2011 RETAIL RATE CASE FILING KEY FINANCIAL COMPONENTS 15 APS has requested a base rate increase to become effective July 1, 2012. IMPROVING OUR REGULATORY ENVIRONMENT Annual Revenue Change Non-fuel base rate increase $ 194.1 6.6% Amounts transferring from adjustment mechanism revenues Renewable Energy Surcharge revenues related to AZ Sun and other solar projects 44.9 Power Supply Adjustor revenues (refunds) (143.5) Net base rate increase $ 95.5 3.3%

2011 RETAIL RATE CASE FILING DETAILS OF REQUEST 16 Post test-year plant additions through rate effective date $259 million AZ Sun projects $161 million other projects Revenue-per-customer decoupling mechanism Infrastructure tracker New generation additions and generation efficiency projects Environmental compliance investments 100% Power Supply Adjustor Remaining portions of AZ Sun project to be recovered through RES until included in base rates (consistent with treatment for first 50 MW) IMPROVING OUR REGULATORY ENVIRONMENT Other key provisions continue constructive regulatory treatment and limit regulatory lag.

2011 RETAIL RATE CASE FILING ACC Procedural Schedule 17 IMPROVING OUR REGULATORY ENVIRONMENT The procedural schedule provides a process which could allow a final decision by July 1, 2012, consistent with APS’s 2009 regulatory settlement. Nov. 18, 2011 ACC Staff and intervenors' direct testimony due, except cost of service and rate design Nov. 30, 2011 Settlement discussions may begin (or earlier if parties desire) Dec. 2, 2011 ACC Staff and intervenors' direct testimony due on cost of service and rate design Dec. 23, 2011 Settlement agreement to be filed, if reached Dec. 23, 2011 APS rebuttal testimony due, if no settlement reached Jan. 11, 2012 ACC Staff and intervenors' surrebuttal testimony due, if no settlement reached Jan. 11, 2012 Testimony supporting or opposing settlement due, if settlement reached Jan. 17, 2012 APS rejoinder testimony due, if no settlement reached Jan. 19, 2012 Hearing to begin

18 PINNACLE WEST: OUR VALUE PROPOSITION

CONSOLIDATED ON-GOING EPS OUTLOOK 19 Our on-going earnings improved since 2009. STRENGTHENING OUR FINANCIAL PROFILE Per Share $2.75 - $2.90* *See key factors and assumptions in Appendix. As of 8/2/11

20 Company-specific and industry-wide issues affect capital allocation and management. Intrinsic growth Regulated utility Reliability Customer service Financing capabilities Shareholder value Industry issues Public policy mandates New technologies CAPITAL ALLOCATION

21 Our dividends have contributed to our superior total return to shareholders. DIVIDENDS: A KEY COMPONENT OF SHAREHOLDER RETURNS PNW Industry Averages Payout Dividend Metrics Total Shareholder Return Periods ended December 31, 2010 19.5% 4.4% 15.0% 32.6% 12.0% 20.9% 1 Year 5 Years Pinnacle West S&P 500 S&P Electrics Dividends Price Appreciation Yield Industry Yield as of August 15, 2011 Payout 12 Months ended June 30, 2011 PNW Payout based on weather-normalized 2011 EPS guidance

22 PINNACLE WEST: OUR VALUE PROPOSITION Our commitment to investors. Deliver Superior Shareholder Returns

APPENDIX 23

A RESPECTED, VETERAN LEADERSHIP TEAM 24 Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Don Robinson APS President & COO

25 SUPERIOR SHAREHOLDER RETURNS Our total return to shareholders has outperformed our industry and the broad market over the past five years. STRENGTHENING OUR FINANCIAL PROFILE Pinnacle West S&P 500 S&P 1500 Electric Utilities 1 Year 2 Years 3 Years 5 Years Periods ended December 31, 2010

ENVIRONMENTAL, SUSTAINABILITY AND GOVERNANCE LEADERSHIP 26 Highest Rating (AAA) and Ranked #2 Electric Utility Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index “Best in Class” Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities U.S. DOE/EPA Sustained Excellence Award Top 10 Utility Solar Ranking MAINTAINING OPERATIONAL EXCELLENCE We are recognized worldwide for our achievements. Ranked 294 of 1,000 Companies Worldwide Ranked 15th Overall Highest for Any Utility

2011 On-Going EPS Guidance 27 Electricity gross margin (operating revenues,* net of fuel and purchased power expenses) about $2.01 billion to $2.06 billion, which was previously expected to be $2.05 billion to $2.10 billion Retail customer growth about 1% Weather-normalized retail electricity sales volume growth about 1% taking into account effects of Company’s energy efficiency initiatives Actual weather for first 7 months of year and normal weather patterns for remainder of year Operating expenses (operations and maintenance,* depreciation and amortization, and taxes other than income taxes) about $1.33 billion to $1.36 billion, which was previously expected to be $1.32 billion to $1.35 billion Interest expense, net of allowances for borrowed and equity funds used during construction, about $195 million to $205 million, which was previously expected to be $200 million to $210 million Net income attributable to noncontrolling interests about $25 million to $30 million, which was previously expected to be $20 million to $25 million Effective tax rate about 34% Full-year effect of 2010 equity issuance APS earnings to contribute substantially all of consolidated earnings Key Factors and Assumptions as of August 2, 2011 * Excludes O&M, and offsetting operating revenues, associated with renewable energy, demand-side management and similar regulatory programs, as well as $28 million pretax related to settlement of prior-period Four Corners transmission rights-of-way. STRENGTHENING OUR FINANCIAL PROFILE

28 Improving our earned return on equity is one of our top priorities. Earned ROEs Key Initiatives • Supportive electric utility rates • Regulatory framework improvements • Cost management initiatives • Efficiency and effectiveness throughout organization STRENGTHENING OUR FINANCIAL PROFILE ROE IMPROVEMENT: A MULTI-PRONGED APPROACH * On-going earnings APS PNW*

AMPLE FINANCING ACCESS 29 Investment-grade credit ratings, capitalization and liquidity should provide adequate access to bank and capital markets. 2011 $500M APS revolver refinancing* 2011 $175M PNW senior notes refinancing* 2011 $400M APS senior notes refinancing* 2012 $375M APS senior notes refinancing 2012 APS new debt issuance 2012 PNW equity issuance (at earliest) 2011 - 2012 Major Financing Activities STRENGTHENING OUR FINANCIAL PROFILE $ Billions Consolidated Capitalization APS ACC Capitalization Consolidated Liquidity December 31, 2010 50.7% 53.9% Capitalization & Liquidity

CREDIT RATINGS 30 We have investment-grade credit ratings. STRENGTHENING OUR FINANCIAL PROFILE We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. APS Parent Corporate Credit Ratings Moody’s Baa2 Baa3 S&P BBB BBB Fitch BBB- BBB- Senior Unsecured Moody’s Baa2 - S&P BBB - Fitch BBB - Outlook Moody’s Stable Stable S&P Positive Positive Fitch Stable Stable

S&P CREDIT METRICS 31 APS FFO / Debt FFO / Interest Debt / Capitalization Pinnacle West FFO / Debt FFO / Interest Debt / Capitalization Our key credit metrics have been improving. STRENGTHENING OUR FINANCIAL PROFILE 2006 2007 2008 2009 2010 17.5% 17.2% 22.1% 22.8% 22.3% 4.2x 4.1x 5.1x 4.8x 4.6x 56.6% 55.2% 57.4% 56.8% 53.0% 16.3% 15.7% 18.0% 18.4% 22.5% 3.8x 3.7x 4.3x 4.0x 4.6x 57.0% 57.0% 59.4% 59.8% 55.1%

32 Our goal is to keep O&M growth in line with retail sales growth. $ Millions Excludes RES and demand-side management costs STRENGTHENING OUR FINANCIAL PROFILE APS OPERATIONS & MAINTENANCE EXPENSE TRENDS

33 Our cost management and efficiency efforts will improve financial results beyond those achievable solely through regulatory decisions. STRENGTHENING OUR FINANCIAL PROFILE COST EFFICIENCY SUPPORTS FUTURE RESULTS Enterprise-wide emphasis Better leverage technology Optimize assets and resources Effective, efficient execution Engaged, motivated workforce Cost Efficiency

2010 RETAIL CUSTOMER, SALES AND REVENUE MIXES 34 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 27,709 GWh Operating Revenues $2.9 Billion 8% 45% 47% 6% 42% 51% 11% 89% Our business mix is attractive due to favorable climate and other conditions in our market area. MAINTAINING OPERATIONAL EXCELLENCE

35 2010 APS GENERATION AND ENERGY FUEL MIXES Energy Fuel Mix 33,781 GWh Generation Fuel Mix 26,828 GWh Generation Capacity Mix 6,293 MW Nuclear Coal Gas & Oil Purchased Power Our balanced resource mix provides our customers reliability and manages price volatility. MAINTAINING OPERATIONAL EXCELLENCE 46% 20% 34% 36% 27% 16% 21% 54% 28% 18%

CUSTOMER SATISFACTION ... A KEY PRIORITY 36 Our employees provide top-tier customer service. MAINTAINING OPERATIONAL EXCELLENCE Lowering Outage Time Per Customer Average Outage Minutes/Year Outstanding Residential Customer Satisfaction Rating Rating 2011 J.D. Power Residential Customer Survey APS Industry Average

Coal Performance Metrics Nuclear Capacity Factors SUPERIOR POWER PLANT PERFORMANCE 37 Our nuclear and coal plants are strong baseload resources. MAINTAINING OPERATIONAL EXCELLENCE APS Commercial Availability APS Capacity Factor Industry Capacity Factor Industry 91% APS 91% 68% 81% 92% • Returned to superior performance • 3,938 MW total managed capacity • 1,146 MW total APS share • 2014 goals: • Consistent site capacity factor greater than 90% • Operating costs excluding fuel less than $0.02/kWh • Top-quartile safety • 20-year license extension approved by U.S. Nuclear Regulatory Commission • Consistent solid performance • 2,747 MW total managed capacity • 1,753 MW APS share • Fleet operating strategy • New commercial availability metric measures plant reliability during high-demand periods and market responsiveness

ARIZONA CORPORATION COMMISSIONERS 38 IMPROVING OUR REGULATORY ENVIRONMENT Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Brenda Burns (Rep) Gary Pierce (Rep)* Chairman Terms Through January 2013 The new composition provides opportunities for additional relationships and process efficiencies. Terms Through January 2015 * Term limited

2011 RETAIL RATE CASE FILING BENEFITS 39 Provides financial support APS needs to achieve Arizona’s energy goals Encourages progress toward sustainable energy future Supports renewable energy and energy efficiency Continues constructive regulatory framework established in 2009 regulatory settlement Promotes rate gradualism for customers IMPROVING OUR REGULATORY ENVIRONMENT The rate case provisions contain a number of benefits for customers and shareholders.

2011 RETAIL RATE CASE FILING KEY FINANCIAL ASSUMPTIONS 40 IMPROVING OUR REGULATORY ENVIRONMENT Rate base $5.7 billion Return on equity 11% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.24 Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 Updated rate base, cost of capital and fuel prices underpin the rate request amounts.

OUR REGULATORY MIX 41 Most Recent Rate Decisions $6.8 Billion Total Approved Rate Base ACC FERC Rates Effective Date 1/1/2010 6/1/2011 Test Year Ended 12/31/2007* 12/31/2010 Rate Base $5.6 B $1.2 B Equity Layer 54% 54% Allowed ROE 11.00% 10.75% IMPROVING OUR REGULATORY ENVIRONMENT The bulk of APS’s revenues comes from a regulated retail rate base and a meaningful transmission business. * Adjusted to include post test-year plant in service through June 30, 2009 Transmission 18% Generation & Distribution 82%

APS LINE EXTENSION POLICY PROPOSAL 42 IMPROVING OUR REGULATORY ENVIRONMENT APS has requested line extension policy changes in a separate docket. Restore sharing of extension costs between new customers and APS Implement 750-foot free footage allowance and other measures dependent upon customer class Accounting to revert to contributions in aid of construction or customer advances Policy change to be implemented concurrently with new base rates at conclusion of general retail rate case Application filed May 20, 2011

• Strengthens APS’s earned ROE and financial condition • Supports common dividend • Demonstrates increased cooperation among APS, ACC Staff, residential consumer advocate (RUCO) and other intervenors • Allows opportunity to help shape Arizona’s energy future outside continual rate cases • Provides earnings support until next base rate case • Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 • Establishes expedited process for future base rate cases • May file next rate case on June 1, 2011, for rate changes effective on or after July 1, 2012 43 PROGRESSIVE REGULATORY SETTLEMENT POSITIONS APS WELL THROUGH 2012 IMPROVING OUR REGULATORY ENVIRONMENT APS’s 2009 regulatory settlement contains a number of investor benefits.

2009 REGULATORY SETTLEMENT SUMMARY 44 IMPROVING OUR REGULATORY ENVIRONMENT The settlement provisions include earnings support until APS’s next rate case decision. Estimated Pretax Earnings Benefits $ Millions 2010 2011 2012 Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals – 13 29 Palo Verde depreciation reduction _ _ 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254

45 • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and certain projections • Retail portion flows through ACC Transmission Cost Adjustor (TCA) • Recent transmission revenue changes CONSTRUCTIVE TRANSMISSION RATE REGULATION Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Retail Portion (TCA) $ 38 M 7/1/2011 $(10) M 8/1/2010 $ 21 M 8/1/2009 Wholesale Portion $ 6 M 6/1/2011 $ (2) M 6/1/2010 $ 2 M 6/1/2009 Total Increase (Decrease) $ 44 M $(12) M $ 23 M Equity Ratio 54% 51% 55% Rate Base $1.2 B $1.1 B $1.1 B Test Year 2010 2009 2008 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved transmission rate treatment with annual adjustments.

46 APS REVENUES BY RECOVERY MECHANISM Supportive regulatory treatment through adjustment mechanisms supplements base rates. Test Year Historical Forecast Base Rates RES TCA PSA DSM Other $ Millions Regulated Electricity Revenue by Recovery Mechanism IMPROVING OUR REGULATORY ENVIRONMENT

47 SIGNIFICANT REGULATORY PROGRESS SINCE 2005 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved a more supportive regulatory structure and improvements in cost recovery timing. Mechanism Adopted/ Last Adjusted Description Power Supply Adjustor (“PSA”) April 2005 / February 2011 Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate Includes forward-looking, historical and transition components Renewable Energy Surcharge (“RES”) May 2008 / January 2011 Recovers costs related to renewable initiatives Collects projected dollars to meet RES targets Provides incentives to customers to install distributed renewable energy Demand-Side Management Adjustment Clause (“DSMAC”) April 2005 / March 2011 Recovers costs related to energy efficiency and DSM programs above $10 million in base rates Provides performance incentive to APS for net benefits achieved Provides rebates and other incentives to participating customers Environmental Improvement Surcharge (“EIS”) July 2007 / July 2007 Recovers retroactively costs related to environmental upgrades not fully recovered through base rates Allows for cost recovery of ACC-approved projects Retail Line Extension Fees February 2008 /January 2010 “Pay as you go” mechanism collects dollars spent for new distribution construction at beginning of project Better protects existing customers by allocating cost of expansion to developers Transmission Cost Adjustor (“TCA”) April 2005 / July 2011 Recovers FERC-approved transmission costs related to retail customers Resets annually as result of FERC Formula Rate process (see below) FERC Formula Rates 2008 / June 2011 Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Resets annually

48 MAKING COMPELLING CAPITAL INVESTMENTS RESOURCE PLANNING FOR RELIABILITY AND SUSTAINABILITY Additional Resources by 2025 • 2012 Four Corners transactions • Renewables (primarily solar and wind) • Energy efficiency • Natural gas Through a balanced resource mix including renewable resources and energy efficiency programs, we will meet future load growth. MW Projected 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 3% Four Corners Transactions, Net 4% Other Future Purchases 22% Future Renewable Resources 22% Future Energy Efficiency 50% Future Natural Gas Generation

TRANSMISSION INVESTMENT ESSENTIAL 49 • 10-Year Transmission Plan (115-kV and above) • $450 million of new transmission investment • 258 miles of new lines • Increases import capability by 6% to metro Phoenix and 39% to Yuma • Projects to deliver renewable energy approved by ACC • Transmission investment diversifies regulatory risk • Constructive regulatory treatment • FERC formula rates and retail adjustor Strategic transmission is necessary to maintain reliability and deliver diversified resources to our customers. 100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N . GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO . 2014 CORONADO FLAGSTAFF ( APS ) 2013 2 0 1 0 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Planned lines Existing lines Solar potential area Wind potential area 2012 DELANY 2012 MAZATZAL 2013 MORGAN 2010 2014 MAKING COMPELLING CAPITAL INVESTMENTS

A WELL-BALANCED GENERATION PORTFOLIO 50 Fuel / Plant Location Units Dispatch Commercial Ops. Date Operator Ownership Interest1 Net Capacity (MW) Nuclear Palo Verde Wintersburg, AZ 1-3 Base 1986 - 1989 APS 29.1% 1,146 Total Nuclear 1,146 Coal Cholla Joseph City, AZ 1-3 Base 1962 - 1980 APS 100 647 Four Corners Farmington, NM 1-3 Base 1963 - 1964 APS 100 560 Four Corners Farmington, NM 4,5 Base 1969 - 1970 APS 15 231 Navajo Page, AZ 1-3 Base 1974 - 1976 SRP 14 315 Total Coal 1,753 Gas/Oil - Combined Cycle Redhawk Arlington, AZ 1,2 Intermediate 2002 APS 100 984 West Phoenix Phoenix, AZ 1-5 Intermediate 1976 - 2003 APS 100 887 Total Gas/Oil - Combined Cycle 1,871 Gas/Oil - Steam Turbines Ocotillo Tempe, AZ 1,2 Peaking 1960 APS 100 220 Saguaro Red Rock, AZ 1,2 Peaking 1954 - 1955 APS 100 210 Total Gas/Oil - Steam Turbines 430 Gas/Oil – Combustion Turbines Sundance Casa Grande, AZ 10 Peaking 2002 APS 100 420 Yucca Yuma, AZ 6 Peaking 1971 - 2008 APS 100 243 Saguaro Red Rock, AZ 1-3 Peaking 1972 - 2002 APS 100 189 West Phoenix Phoenix, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Ocotillo Tempe, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Douglas Douglas, AZ 1 Peaking 1972 APS 100 16 Total Gas/Oil - Combustion Turbines 1,088 Solar Solar -- As Available APS 100 5 1996 - 2006 Total Solar Total Generation Capacity 6,293 As of December 31, 2010 1Includes leased generating plants. Multiple State-wide Facilities 5 MAKING COMPELLING CAPITAL INVESTMENTS

RENEWABLE PURCHASE POWER CONTRACTS 51 MAKING COMPELLING CAPITAL INVESTMENTS Fuel / Contract Location Original Developer Status 1 PPA Signed Commercial Operation Date Term (years) Capacity Net (MW) Solar Solana Gila Bend, AZ Abengoa UC Feb-2008 2013 30 250 Ajo Ajo, AZ Recurrent UC Jan-2010 2011 25 5 Prescott Prescott, AZ SunEdison UC Feb-2010 2011 30 10 Solar 1 Tonopah, AZ Not Disclosed AD Jan-2011 2012 30 15 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Babcock & Brown IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 Jul-2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy UC Jul-2010 2011 25 99 Total Wind 289 Geothermal CE Turbo Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Snowflake White Mtn. Power IO Aug-2006 Jun-2008 15 10 Snowflake Snowflake, AZ IO Aug-2010 Jun-2008 1 10 Total Biomass 20 Biogas Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 Jan-2010 20 3 Landfill 1 Surprise, AZ Not Disclosed AD Dec-2010 2012 20 3 Total Biogas 6 Total Renewable Contracted Capacity 605 As of June 30, 2011 1 AD = Advanced Development; UC= Under Construction; IO = In Operation Snowflake White Mtn. Power

52 FOUR CORNERS POWER PLANT FACTS & FIGURES MAKING COMPELLING CAPITAL INVESTMENTS Common Unit 1 Unit 2 Unit 3 Unit 4 Unit 5 Commercial Operation Date 1963 1963 1964 1969 1970 Original Cost ($M) $37 $369 $166 Net Book Value at 12/31/10 ($M) $20 $125 $63 Current Depreciation Ends 2031 Mid-2016 Mid-2016 Mid-2016 2031 2031 Current Expiration Dates Site Lease July 6, 2016 BHP Coal Agreement July 6, 2016 Certain Related Rights-of-Way July 6, 2016 Total Employees (549) 48 Common (75% Native Americans) + 75 Matrix 193 233 Capacity (MW) 170 170 220 770 770 Ownership Percentages Arizona Public Service 100% 100% 100% 15% 15% Southern California Edison - - - 48% 48% Public Service Company of New Mexico - - - 13% 13% Salt River Project - - - 10% 10% El Paso Electric - - - 7% 7% Tucson Electric Power - - - 7% 7% Heat Rate (Btu/kWh) 10,816 11,051 10,614 9,443 10,035

53 Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 APS committed to approximately double 2015 requirement Pursuant to 2009 regulatory settlement Energy Efficiency Requirements Increasing annually 2011-2020 Cumulative energy savings as a percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS We are committed to aggressive renewable and energy efficiency standards. MAKING COMPELLING CAPITAL INVESTMENTS

AZ SUN PROGRAM SUMMARY PHASE I 54 MAKING COMPELLING CAPITAL INVESTMENTS APS is investing up to $500 million to own 100 MW of solar generation by year-end 2014. Name Location Capacity Developer Target COD* Paloma Gila Bend, AZ 17 MW First Solar 2011 Cotton Center Gila Bend, AZ 17 MW Solon 2011 Hyder Phase 1 Hyder, AZ 11 MW SunEdison 2011 Hyder Phase 2 Hyder, AZ 5 MW SunEdison 2012 Chino Valley Chino Valley, AZ 19 MW SunEdison 2012 Luke Air Force Base Glendale, AZ 14 MW SunPower 2013 Total Announced To Date 83 MW To Be Announced 17 MW Program Total 100 MW As of June 30, 2011 * Commercial Operation Date

SOLANA: A “SUNNY PLACE” 55 • 250-MW 30-year PPA for all output (~900 GWh/year) • Concentrating solar trough facility 70 miles southwest of Phoenix • Expected to be first major stored-heat plant in U.S. on targeted 2013 commercial operation date • Near existing transmission lines • Thermal storage capability with summer on-peak capacity factor +90% • To be built, owned and operated by Abengoa Solar • DOE loan guarantee financing finalized MAKING COMPELLING CAPITAL INVESTMENTS Solana will provide about one-third of APS’s renewable energy target of 10% by 2015.

56 APS ENERGY EFFICIENCY INITIATIVES INCREASING • Program costs currently recovered through retail DSM adjustor • Decoupling or other financial mechanism to be proposed in 2011 base rate case • Under retail regulatory settlement, APS to achieve additional retail sales savings of 3.75% in 2010-2012 • Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 Cumulative Annual Energy Savings Associated with EE/DSM Programs MAINTAINING OPERATIONAL EXCELLENCE APS plans to double customers’ energy efficiency savings from 2010 through 2012. GWh